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                                                                    Exhibit 10.4

                FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT
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     This Fourth Amendment (this "Fourth Amendment") to Revolving Credit
Agreement is made and entered into as of the 31st day of October, 1997, by and among BOSTON PROPERTIES LIMITED PARTNERSHIP ("BPLP") and the Wholly-owned Subsidiaries which are listed on Schedule 1 to a certain Revolving Credit Agreement (as amended, the "Credit Agreement") dated as of June 23, 1997, each having its principal place at 8 Arlington Street, Boston, Massachusetts 02116, BANKBOSTON, N.A. ("BankBoston"), a national banking association, having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110 and certain other lending institutions (collectively with BankBoston, the "Banks") and BANKBOSTON, N.A., as agent for itself and each other Bank.

     NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration by each of the parties hereto, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

     1. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

     2. The definition of "Applicable Margin" is amended, solely for the period commencing on the 875 Third Avenue Closing Date and ending on April 30, 1998, by adding the following to the end of the existing definition of "Applicable Margin":

                   "Notwithstanding the foregoing, the Applicable Margin shall be equal to the percentage determined for the following periods in accordance with the following:

                   (i) For the period from the 875 Third Avenue Closing Date
             through January 31, 1998, the Applicable Margin will equal 1.25%.

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                   (ii) For the period from February 1, 1998 through April 30,
             1998 the Applicable Margin will equal 1.40%."

     3. Section 10.1 of the Credit Agreement is amended, solely for the period commencing on the 875 Third Avenue Closing Date and ending on April 30, 1998, by deleting the reference to "55%" and by inserting in place thereof the following new reference: "65%".

     4. Section 10.2 of the Credit Agreement is amended, solely for the period commencing on the 875 Third Avenue Closing Date and ending on April 30, 1998, by deleting the reference to "50%" contained in clause
          (i) thereof (as amended in Paragraph 4 of the Third Amendment to Revolving Credit Agreement dated September 11, 1997) and by inserting in place thereof the following new reference: "55%."

     5.        The Borrower hereby represents and warrants to you as follows:

          (a) Representations in Credit Agreement.  Each of the representations
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          and warranties made by or on behalf of the Borrower, the Guarantor or any of their respective Subsidiaries contained in the Credit Agreement, as amended through this Fourth Amendment, or any of the other Loan Documents, was true when made and is true on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made on the date hereof and in this Fourth Amendment, except (i) to the extent of changes resulting from transactions contemplated or not prohibited by the Credit Agreement or the other Loan Documents (including, without limitation, the fact that a Real Estate Asset may cease to be a Borrowing Base Property pursuant to the terms of the Credit Agreement) and changes occurring in the ordinary course of business, (ii) to the extent that such representations and warranties relate expressly to an earlier date and (iii) to the extent otherwise represented by the Borrower with respect to the representation set forth in Section 7.10.

          (b) No Events of Default.  No Default or Event of Default exists on
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          the date hereof.

          (c) Binding Effect of Documents.  This Fourth Amendment has been duly
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          executed and delivered to you by the Borrower and is in full force and

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          effect as of the date hereof, and the agreements and obligations of the Borrower contained herein constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

     6.        Provisions of General Application.
               ---------------------------------

          (a) No Other Changes.  Except as otherwise expressly provided by this
              ----------------
          Fourth Amendment, all of the terms, conditions and provisions of the Credit Agreement and each of the other Loan Documents remain unaltered. The Credit Agreement and this Fourth Amendment shall be read and construed as one agreement.

          (b) Governing Law.  This Fourth Amendment is intended to take effect
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          as a sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This Fourth Amendment and the rights and obligations of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

          (c) Binding Effect; Assignment.  This Fourth Amendment shall be
              --------------------------
          binding upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

          (d) Counterparts.  This Fourth Amendment may be executed in any number
              ------------
          of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Fourth Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

          (e) Conflict with Other Agreements.  If any of the terms of this
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          Fourth Amendment shall conflict in any respect with any of the terms of any of the Credit Agreement or any other Loan Document, the terms of this Fourth Amendment shall be controlling.

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     WITNESS the execution hereof, under seal, as of the day and year first written above.

[Signature pages omitted.  Executed by the following parties:]

                                       BANKBOSTON, N.A.,
                                       individually and as Lead Agent

                                       CITIZENS BANK

                                       THE SAKURA BANK, LIMITED

                                       THE BANK OF NOVA SCOTIA

                                       FLEET NATIONAL BANK, individually
                                       and as Documentation Agent

                                       THE CHASE MANHATTAN BANK, individually
                                       and as Syndication Agent

                                       SUMMIT BANK


                                       PNC BANK NATIONAL ASSOCIATION,
                                       individually and as a Co-Agent

                                       DRESDNER BANK AG NEW YORK BRANCH AND
                                       GRAND CAYMAN BRANCH, individually and
                                       as a Co-Agent

                                       THE BANK OF NEW YORK
                                       CRESTAR BANK

                                       USTRUST

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                                       KEY BANK NATIONAL ASSOCIATION

                                       THE ATLANTIC MONTHLY TRUST

                                       MBZ-LEX TRUST

                                       ZEE EM TRUST II

                                       WP TRUST

                                       TRACER LANE TRUST

                                       HAYDEN OFFICE TRUST

                                       ELANDZEE TRUST

                                       ZEE BEE TRUST II

                                       ONE CAMBRIDGE CENTER TRUST

                                       THREE CAMBRIDGE CENTER TRUST

                                       ELEVEN CAMBRIDGE CENTER TRUST

                                       FOURTEEN CAMBRIDGE CENTER TRUST

                                       SCHOOL STREET ASSOCIATES LIMITED
                                       PARTNERSHIP

                                       DEMOCRACY ASSOCIATES LIMITED
                                       PARTNERSHIP

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                                       MARYLAND 50 BUILDING I ASSOCIATES
                                       LIMITED PARTNERSHIP

                                       MARYLAND 50 BUILDING II ASSOCIATES
                                       LIMITED PARTNERSHIP

                                       MARYLAND 50 BUILDING III ASSOCIATES
                                       LIMITED PARTNERSHIP

                                       DOWNTOWN BOSTON PROPERTIES TRUST

                                       TWO CAMBRIDGE CENTER TRUST

                                       BOSTON PROPERTIES LIMITED PARTNERSHIP

                                       BOSTON PROPERTIES, INC.,
                                       as Guarantor

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